                                 FIRST AMENDMENT
                      TO INTERCREDITOR AND AGENCY AGREEMENT


                  This FIRST AMENDMENT TO INTERCREDITOR AND AGENCY AGREEMENT (this "Amendment"), dated as of July 31, 2001, is entered into by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation ("Petrolane"; the Company, the General Partner, Petrolane and each of the undersigned Restricted Subsidiaries of the Company are, collectively, the "General Obligors") and BANK OF AMERICA, N.A. acting pursuant to a direction notice given in accordance with Section 8(a) of the Intercreditor Agreement (formerly Bank of America National Trust and Savings Association), a national banking association, in its capacity as Collateral Agent for the Secured Creditors (the "Collateral Agent"), and amends that certain Intercreditor and Agency Agreement, dated as of April 19, 1995 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Intercreditor Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Intercreditor Agreement"), by and among the General Obligors, the original purchasers of the Notes as set forth in Schedule I to the Existing Intercreditor Agreement (as defined below) and any successors of assigns thereof (the "Note Holders"), BANK OF AMERICA, N.A., in its capacity as Agent under the Intercreditor Agreement and any successors or assigns thereof (in such capacity, the "Agent"), the Collateral Agent and MELLON BANK, N.A., a national banking association, in its capacity as Cash Collateral Sub-Agent for the Secured Creditors (the "Cash Collateral Sub-Agent"). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Intercreditor Agreement, and the rules of interpretation set forth in Section 1.2 of the Intercreditor Agreement shall be applicable to this Amendment.

                                     RECITAL

                  The Company has requested certain amendments of the Existing Intercreditor Agreement, and the Secured Creditors are willing to agree to so amend the Existing Intercreditor Agreement on the terms and subject to the conditions set forth below.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  SECTION 1. Amendment. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in
Section 2:

                  (a) The definition of Parity Debt in Appendix A of the Existing Intercreditor Agreement is hereby amended and restated in its entirety as follows:

                           "Parity Debt" Indebtedness of the Company that is (a)
                  incurred in accordance with (i) Section 10.1(a), 10.1(b), 10.1(e), 10.1(f) or 10.1(k) of the Note Agreements and (ii) Sections 8.1(a), 8.1(b), 8.1(e), 8.1(f) and 8.1(l) of the
                  Credit Agreement (other than Indebtedness evidenced by the Notes or the Bank Notes, but including in any event the Public Notes) and (b) secured by the respective Liens of the Security Documents in accordance with (i) Section 10.2(j), 10.2 (k),
                  10.2 (l) or 10.2 (m) of the Note Agreements and (ii) Section 8.3(j), 8.3(k), 8.3(l) or 8.3(m) of the Credit Agreement.

                  (b) Section 6(a)(ii) of the Existing Intercreditor Agreement is hereby amended by replacing subsection (2) therein with the following:

                           together with evidence that the incurrence of the
                  Indebtedness to be issued under the New Parity Debt Agreements complies with the terms of Section 10.1(a), 10.1(b), 10.1(e), 10.1(f) or 10.1(k) of the Note Agreements and Section 8.1(a), 8.1(b), 8.1(e), 8.1(f) or 8.1(l) of the Credit Agreement;

                  (c) Section 2(c) in Exhibit A of the Existing Intercreditor Agreement is hereby amended by replacing such Section 2(c) with the following:

                           as evidenced by the calculations contained in the
                  attached schedule, the Indebtedness to be issued under the New Parity Debt Agreement complies with the terms of Section 10.1(a), 10.1(b), 10.1(e), 10.1(f) or 10.1(k) of the Note
                  Agreements and Section 8.1(a), 8.1(b), 8.1(e), 8.1(f) or 8.1(l) of the Credit Agreement.

                  SECTION 2. Conditions to Effectiveness. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

                           (a) On or before the Amendment Effective Date, the
Collateral Agent shall have received, on behalf of the Secured Creditors, this Amendment, duly executed and delivered by each of the General Obligors and by the Collateral Agent acting pursuant to a Direction Notice.

                           (b) The Amendment Effective Date (as defined in the
Fifth Amendment to Amended and Restated Credit Agreement and Consent and Waiver dated as of July 31, 2001, by and among the Company, the General Partner, Petrolane, each of the financial institutions that is a signatory thereto (collectively, the "Banks") and Bank of America, N.A. (formerly Bank of America National Trust and Savings Association), as agent for the Banks (in such capacity, the "Agent")) shall have occurred.

                           (c) On or before the Amendment Effective Date, all
corporate, partnership and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Collateral Agent and its counsel, and the Collateral Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

                  SECTION 3. The General Obligors' Representations and Warranties. In order to induce the Secured Creditors to enter into this Amendment and to amend the Existing Intercreditor Agreement in the manner provided in this Amendment, each General Obligor represents and warrants to each Secured Creditor as of the Amendment Effective Date as follows:

                           (a) Power and Authority. The Company has all
requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Intercreditor Agreement as amended by this Amendment (hereafter referred to as the "Amended Intercreditor Agreement"). The General Partner has all requisite corporate power and authority to enter into this Amendment in its individual capacity and in its capacity as the sole general partner of the Company and to carry out the transactions contemplated by, and perform its obligations under, the Amended Intercreditor Agreement. Petrolane has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Intercreditor Agreement. Each Restricted Subsidiary (other than Columbia Propane, L.P. and its Subsidiaries) has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Intercreditor Agreement.

                           (b) Authorization of Agreements. The execution and
delivery of this Amendment by the Company, the General Partner, Petrolane and each Restricted Subsidiary (other than Columbia Propane, L.P. and its Subsidiaries) and the performance of the Amended Intercreditor Agreement by the Company, the General Partner, Petrolane and each Restricted Subsidiary (other than Columbia Propane, L.P. and its Subsidiaries) have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company, the General Partner, Petrolane and each Restricted Subsidiary (other than Columbia Propane, L.P. and its Subsidiaries).

                           (c) Enforceability. The Amended Intercreditor
Agreement constitutes the legal, valid and binding obligation of the Company, the General Partner, Petrolane and each Restricted Subsidiary that is a party hereto, enforceable against the Company, the General Partner, Petrolane and each Restricted Subsidiary that is a party hereto in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

                           (d) No Conflict. The execution, delivery and
performance by each of the Company, the General Partner, Petrolane and each Restricted Subsidiary that is a party hereto of this Amendment, and the performance by each of the Company, the General Partner, Petrolane and each Restricted Subsidiary that is a party hereto of the Amended Intercreditor Agreement do not and will not (i) violate (x) any provision of the Partnership Agreement or the certificate or articles of incorporation or other Organization Documents of the Company, the General Partner, Petrolane or any of their respective Subsidiaries, (y) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (z) any provision of any agreement or instrument to which the Company, the General Partner, Petrolane or any of their respective Subsidiaries is a party or by which any of its properties is bound, except (in the case of clauses (y) and (z) above) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect, or (ii) result in the creation of (or impose any express obligation on the part of the General Obligors to create) any Lien not permitted by Section 8.3 of the Credit Agreement and under Section 10.2 of the Note Agreements.

                           (e) Governmental Consents. Except for Routine
Permits, (i) no consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment by the Company, the General Partner, Petrolane and each Restricted Subsidiary that is a party hereto.

                           (f) Representations and Warranties in the
Intercreditor Agreement. The Company, the General Partner and Petrolane confirm that, as of the Amendment Effective Date, that no General Default or General Event of Default has occurred and is continuing.

                           (g) Liens. As of the Amendment Effective Date, there
are no Liens on the General Collateral other than Liens permitted under Section
8.3 of the Credit Agreement and under Section 10.2 of the Note Agreements.

                           (h) Subsidiaries. As of the Amendment Effective Date,
the Company has no Restricted Subsidiaries other than AmeriGas Propane Parts & Service, Inc., AmeriGas Eagle Parts & Service, Inc., Columbia Propane, L.P. (to be renamed AmeriGas Eagle Propane, L.P.), CP Holdings, Inc. (to be renamed AmeriGas Eagle Holdings, Inc.) and Columbia Propane Corporation (to be renamed AmeriGas Eagle Propane, Inc.).

                  SECTION 4.  Miscellaneous.

                           (a) Reference to and Effect on the Existing
Intercreditor Agreement and the Other Loan Documents.

                                    (i) Except as specifically amended by this
         Amendment and the documents executed and delivered in connection herewith, the Existing Intercreditor Agreement and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed.

                                    (ii) The execution and delivery of this
         Amendment and performance of the Amended Intercreditor Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Intercreditor Agreement or any Security Document.

                                    (iii) Upon the conditions precedent set
         forth herein being satisfied, this Amendment shall be construed as one with the Existing Intercreditor Agreement, and the Existing Intercreditor Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                           (b) Fees and Expenses. The Company, the General
Partner and Petrolane acknowledge that all reasonable costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with
Section 11.4 of the Credit Agreement and Section 16.1 of the Note Agreements.

                           (c) Headings. Section and subsection headings in this
Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                           (d) Counterparts. This Amendment may be executed in
one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                           (e) Governing Law. This Amendment shall be governed
by and construed according to the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                    GENERAL OBLIGORS

                                    AMERIGAS PROPANE, L.P., a Delaware limited partnership

                                    By:      AMERIGAS PROPANE, INC.
                                    Its:     General Partner

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                    AMERIGAS PROPANE, INC.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    PETROLANE INCORPORATED



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    AMERIGAS PROPANE
                                    PARTS & SERVICE, INC.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    COLLATERAL AGENT

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Collateral Agent

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------